SUPPLEMENT TO THE PROSPECTUSES

OF

  WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

ForVT Small Cap Value Fund

                Effective immediately, Erik C. Astheimerand Michael Schneider, CFA are added as co-Portfolio Managers of the Fund. The following biographical descriptions for Messrs. Astheimer and Schneider are added among the Portfolio Manager biographies listed for Wells Capital Management.

“Mr. Astheimer is jointly responsible for managing the VT Small Cap Value Fund, which he has managed since 2011.

Mr. Astheimer serves as a senior research analyst and co-portfolio manager for the Value Equity team at Wells Capital Management. Prior to joining Wells Capital Management, Mr. Astheimer served as senior analyst at Strong Capital Management Inc. (SCM), which he joined in 2004. Prior to SCM, he worked at Gabelli & Co. as a research analyst. Before that, he was a financial analyst at Salomon Smith Barney in their investment banking department. During his final year with the firm, his assignments were undertaken in the Asia-Pacific region. Education: B.A., Finance, Duquesne University.”

“Mr. Schneider is jointly responsible for managing the VT Small Cap Value Fund, which he has managed since 2011. Mr. Schneider serves as a senior research analyst and co-portfolio manager for the Value Equity team at Wells Capital Management. Prior to joining Wells Capital Management, Mr. Schneider worked as a research analyst at Gabelli & Co., Standard & Poor's, and R.L Renck & Co., Inc. Education: B.S., Finance, St. John's University; M.B.A., Business Administration, Columbia Business School.”

September 12, 2011                                                                                                                                                            VT2091/P1412SP